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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 14, 2003
                               -------------------

                                 Citigroup Inc.
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             (Exact name of Registrant as specified in its charter)

       Delaware                     1-9924                    52-1568099
    ---------------               -----------             -------------------
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      Exhibit Number
      --------------

     99.1  Press Release, dated July 14, 2003, issued by Citigroup Inc.

     99.2 Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 14, 2003, Citigroup Inc. announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended June 30, 2003 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 2003               CITIGROUP INC.


                                    By:    /s/ William P. Hannon
                                       -----------------------------------
                                    Name:  William P. Hannon
                                    Title: Controller
                                           Principal Accounting Officer



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                                    Exhibit Index

Exhibit Number
--------------

99.1  Press Release, dated July 14, 2003, issued by Citigroup Inc.

99.2 Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended June 30, 2003.